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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 12, 2002
                (Date of Earliest Event Reported: July 12, 2002)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-14365              76-0568816
(State or other jurisdiction        (Commission        ( I.R.S. Employer
     of incorporation)              File Number)       Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (713) 420-2600
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Item 5.  OTHER EVENTS

         On July 12, 2002, El Paso Corporation, a Delaware corporation, issued the press release filed as Exhibit 99.1 hereto.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)   Exhibits.

          Exhibit
          Number         Description
          --------       -----------

           99.1      Press release dated July 12, 2002 issued by
                     El Paso Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                       Jeffrey I. Beason
                                    Senior Vice President
                                        and Controller
                                 (Chief Accounting Officer)


Date: July 12, 2002

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                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------

99.1      Press Release dated July 12, 2002 issued by El Paso Corporation.